EXHIBIT 99.1

Synthesis Energy Systems Robert W. Baird & Co.2010 Clean Tech ConferenceNovember 30, 2010

Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Synthesis Energy Systems, Inc., a Delaware corporation (the "Company"), expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strength, goals, expansions and growth of the Company's business and operations, plans, references to future success, reference to intentions as to future matters and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. Forward- looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the Company's early stage of development, its estimate of the sufficiency of existing capital sources, the Company's ability to successfully develop its licensing business, its ability to raise additional capital to fund cash requirements for future investments and operations, its ability to reduce operating costs, the limited history and viability of its technology, the effect of the current international financial crisis on its business, commodity prices and the availability and terms of financing opportunities, the Company's results of operations in foreign countries and its ability to diversify, its ability to maintain production from the Company's first plant in the ZZ joint venture project, our ability to complete the expansion of the Zao Zhuang project, our ability to obtain the necessary approvals and permits for its Yima project and other future projects, the estimated timetables for achieving mechanical completion and commencing commercial operations for the Yima project, our ability to negotiate the terms of the conversion of the Yima project from methanol to glycol, and the sufficiency of internal controls and procedures. Although the Company believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. The Company cannot assure you that the assumptions upon which these statements are based will prove to have been correct. The Company has no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Synthesis Energy Systems – Unleashing the Power of Low Rank Coal and Biomass

SYNTHESIS ENERGY SYSTEMS

Creating value by unlocking the potential of low rank coals and biomass through advanced technology.



- Commercially proven Advanced Gasification Technology
- Transforming ultra low quality coals into energy and chemicals
- Creating value in otherwise low value coal resources
- Enabling renewable energy products - biomass gasification
- Operating commercial project ~3 years - China
- Constructing second commercial project - China
- Target regions - China, India, Australia and U.S.
- Company Headquarters - Houston, TX
- Asia Business & Engineering Center - Shanghai, China

Providing the "key" to transform ultra low quality coal resources and biomass into high value energy and chemical products.

SYNTHESIS ENERGY SYSTEMS 3

Advanced Gasification Technology
The Key to Unlocking Value


Low Value Feedstocks
Low quality coals
Biomass
SES U-GAS® System
Greenhouse Gas Capture Capable - CO2
Synthesis Gas
(CO+ H2)
+
Downstream Process Technologies
By-Products
Ash
Sulfur
High Value End Products
Fuels
•Gasoline blending
•Syngas to gasoline
•Diesel - DME & FT liquids
•LPG - DME blending
Fertilizers
•Ammonia
•Urea
Chemicals
•Methanol
•Hydrogen
•Olefins
•Acetic Acid
•Glycol
Steel Making
•DRI
Gas
•Synthetic natural gas (SNG)
• Fuel Gas
Power
•IGCC
•Fuel cells

U-GAS® Licensed from the Gas Technology Institute

SYNTHESIS ENERGY SYSTEMS 4

Technology Advantages
Industry leading capability



Low CAPEX
Syngas
Coal and/or Biomass
Proven
Fuel Flexibility
Fluidizing gases
Ash
Low OPEX

U-GAS® Advantages

Proven Technology
- Developed by GTI® over the past 35 years
- 11 pilot, demo and commercial units since 1975
- SES proprietary "Know-How" & technology capability
- Growing IP with twelve new patents pending
- Industry leading fuel range for coals & biomass

Economically Advantageous
- Low Operating Costs
  - Lowest cost coals
  - High operating reliability/availability
  - Low water usage
- Low Capital Costs
  - 30 to 40 % lower
  - More economical at smaller scale
  - SES China equipment sourcing capability

Environmentally Responsible
- Zero water discharge available
- Does not generate dirty tars & oils
- Greenhouse Gas capture capable – CO_2
- Renewable products from biomass fuels

SYNTHESIS ENERGY SYSTEMS 5

Target Geographies Source: BP Statistical Review of World Energy 2009, U.S. Energy Information Administration1 Net petroleum imports includes both crude and refined petroleum products. Australian imports represent the broader Australasian region2 Includes both Australia and New Zealand Coal reserves (bn tonnes) Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 U.S. 238.3 China 114.5 Aus 76.2 India 58.6 2008 net petroleum imports (mmbpd)1 Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 U.S. 10.9 China 4.1 Aus 0.6 India 2.3 2010-2030 energy consumption growth Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 U.S. 1.14 China 1.72 Aus 1.25 India 1.69 2 Target Region AttributesFast growing emerging marketsHigh GDP growth driving energy demandEnergy security drivers - minimize importsShortage of domestic oil & gas resourcesAbundant low cost & low grade coalsCommitment to clean coal & renewable energy technologies 2 2 Emerging low quality coal opportunities

Creating Value from Low Cost - Low Quality Coals

Higher Quality Coals

Lower quality coals – Younger coals

Lower Quality Coals



Bituminous
45-86% carbon
10,500 to 15,500 btu/lb

Anthracite
86-98% carbon
~15,00 btu/lb

Lignite
25-35% carbon
4,000 to 8,300 btu/lb

Sub-bituminous
35-45% carbon
8,300 to 13,00 btu/lb

Higher Cost ⟷ Lower Cost

Source:
Alan Sherwood and Jock Phillips, 'Coal and coal mining', Te Ara - the Encyclopedia of New Zealand, updated 23-Nov-09
URL: http://www.TeAra.govt.nz/en/coal-and-coal-mining/1/1

- **Total world coal reserves: 909 billion[1]**
- **~50% of global coal is lower quality[1]**
- **Lower cost per unit energy**
- **Lower mining costs are typical**
- **Difficult for conventional coal technologies**
- **U-Gas® cleanly & efficiently processes &…**
- **Creates value in otherwise low value coal**

Sources: [1]EIA International Energy Outlook 2010.



China Energy Price Spreads - 2010
$/mmbtu
26
24
22
20
18
16
14
12
10
8
6
4
2
0
SES
Inn. Mong. Lignite
Henan Sub-bit
Anhui Bit.
LNG
Crude Oil
LPG
Methanol

Sources
- LNG & Crude Oil: Business Monitor International – China Oil & Gas Report Q4 2010
- LPG & Methanol: Jim Jordan & Associates – Global Methanol Report November 12, 2010 / Issue 390

SYNTHESIS ENERGY SYSTEMS 7

Business Launched in China

China is the ideal platform for U-GAS®

- GDP growth rate forecasted ~9%[a]
- Coal supplies ~70% of energy consumption[b]
- Cleaner coal solutions needed
- China ~100BCM short on gas in 10 years
- Large scale SNG projects in planning
- Motor fuel growth expected to increase ~5% /yr[c]
- Methanol to gasoline blending poised to grow
- M100, M85 standards in place, M15 expected
- Coal based chemicals, i.e. Olefins & Glycol, growing
- U-GAS® 30% + lower production cost with lignite coal

Source: (a): CBI Research & Consulting, (b): BP, (c): Energy Information Administration

Natural gas–demand outpacing production
(billion ncm)



Production
Consumption
200
150
100
50
0
80
100
100
200
2010E
2020E

Source: China Academy of Social Sciences: 2007 China Energy Development Report

China MeOH Producers Cost Profile
(Rmb/tonne)



Production Cost (Methanol)
1,996
1,858
1,706
1,235
Natural gas
Other gasification
Coke gas
SES-Inner Mongolia

Source: CBI Research & Consulting & Internal SES data

SYNTHESIS ENERGY SYSTEMS 8

Illustrative China Coal to Gas (SNG) Economics


U-Gas® is Key to Economics for SNG
$/mmbtu
18
16
14
12
10
8
6
4
2
0
Nat. gas by city
Fuel
O&M
Capital
2
1.6
0.9
11.1
16.6
U-GAS® based SNG
Northeastern China
Shenyang
Southeastern China
Shenzhen

Assumptions:

1. 4 billion ncm/yr SNG project in Inner Mongolia China
2. All natural gas selling prices are retail price, including piping cost
3. 60/40 D/E
4. TIC $2.2bn; coal price inc. VAT at Rmb 135 per met ton ($20/ston)

China Synthetic Natural Gas - *SNG*

- Advantageous economics with U-Gas®
- Strong China government support
- Large scale "mega" projects planned

  (Typical 4B NCM built in 1B NCM Phases)
- Low cost - low quality coal is target fuel

U-Gas® is key to a clean, efficient & lower cost solution for SNG.

SES' U-GAS®

- Lower investment
- Higher efficiency
- Lower Fuel Cost w/ low quality coals

SNG Review:

1 B NCM of SNG

Switching fuel from bituminous to lignite can translates to ~$150MM per annum in potential savings

SYNTHESIS ENERGY SYSTEMS 9

Multiple Paths to Value Creation

SYNTHESIS ENERGY SYSTEMS



SES Advanced Gasification Technology
Technology & Equipment Supply
Integrated Coal Resource Projects
Selective Project Investments

Three Tiered Strategy

Technology & Equipment Supply
•Rapid U-Gas® Commercialization
•Near term revenues

Project Investments
•Equity Carries & Options
•Selective Investments

Integrating Coal Resource
•Transforming low quality coal value through technology
•Equity Carries & Options

SYNTHESIS ENERGY SYSTEMS 10

Technology and Equipment Supply

SES
Scope of Supply



Gasification Technology



Specialized Equipment



Technical Services

Global Licensing Business Launched Q4 2009

Expected to drive near term revenue

- **Robust pipeline of opportunities working**
- **Growing regional footprint; China, India, Turkey, Vietnam, Australia, US**
- **Multiple Segments; SNG, Chemicals, Transportation fuels, Fuel gas, Power**
- **Equity investment options**

Technology Supply Value Components

- **Pre-Order Engineering Services - Feasibility Studies**
- **Royalties (based on capacity) – Collected across design, construction & startup**
- **Process Designs (PDP) – Engineered by SES & delivered prior to detailed design**
- **Equipment sales – Proprietary equipment orders placed during design**
- **Technical Services – Training, commissioning, start-up, ongoing support**
- **Typical transaction range $3MM to $30MM+** (based on syngas capacity)

SYNTHESIS ENERGY SYSTEMS 11

Zao Zhuang Phase 1 – Operating ~3years

SES
SYNTHESIS ENERGY SYSTEMS

Location	Zao Zhuang City, Shandong Province
Partner	Shandong Hai Hua Coal & Chemical Co. Ltd.
Design Capacity	28,000 ncm/hour (~500 tonnes/day of coal)
Product	Syngas –sold over-the-fence to Hai Hua for methanol production
Capital Cost	Approx. $36 million
Structure	95% SES / 5% Hai Hua
COD	December 2008





- Achieved COD within 1st year of operation
- High plant availability - 100% during 1Q'11
- Demonstrated U-GAS® fuel flexibility capability
- Phase 2 expansion in planning stage

Successfully Demonstrating the Technology

SYNTHESIS ENERGY SYSTEMS 12

Our Second Project Yima Phase 1 - Under Construction Yima Phase 1 - Under Construction Yima Phase 1 - Under Construction A Multi-Phased Project ApproachMazhuang Coal Chemical ParkPh 1 300k tpa MeOH (under construction)Ph 2 and Ph 3 ~900k tpa MeOH equivalentIntegrated local coal resourceMazhuang Park ~ $4.4B total investment

Summary

SES
SYNTHESIS ENERGY SYSTEMS

- Multiple paths to value creation
  - Technology and equipment supply
  - Coal & biomass project investments
  - Integrated coal resource plays
- A clean alternative to oil and natural gas products
- Proven technology with a low cost producer platform
- First project in operation and performing well
- Second project in construction and online in 2012
- Growing worldwide interest in low rank coals & biomass
- $37.7MM cash & cash equivalents as of Sept. 30, 2010
- Well positioned for long term sustainable growth


SES

SYMX
NASDAQ
LISTED

SYNTHESIS ENERGY SYSTEMS 14